Note 17 - Licensing Arrangement	12 Months Ended
Dec. 31, 2013
Policy Text Block [Abstract]
Revenue Recognition, Services, Licensing Fees [Policy Text Block]

17.          LICENSING ARRANGEMENT

In July 2009, NextGen entered into a non-exclusive Manufacturing License and Reseller agreement with an unrelated company. The agreement provides that NextGen will license its small turbine technology and, among other things, grants a right to manufacture units over a twenty year period. The agreement also provides for exclusive distribution rights in certain areas of the United States. Revenue is being amortized over the twenty year period. For the years ended December 31, 2013 and 2012, licensing revenue totaled approximately $50,000 and is included in revenue in the consolidated financial statements. Deferred licensing revenue of approximately $779,000 and $829,000 is included on the consolidated balance sheets in current and long-term deferred revenue as of December 31, 2013 and, 2012, respectively.